SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2001


                              EUROSOFT CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida

                 (State or Other Jurisdiction of Incorporation)

                                     0-29585
                                    ---------
                            (Commission File Number)


                                   22-3538310
                                   ----------
                       (IRS Employer Identification No.)

            703 Lucerne Avenue, Suite 201, Lake Worth, Florida 33460
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (561) 540-5886
              (Registrant's Telephone Number, Including Area Code)

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

We will be unable to timely file our Form 10-KSB with the Securities and Exchange Commission due to severe liquidity issues. Our diverse United States and European holdings require a substantial audit team to complete our financial statements in compliance with the rules and regulations of the

Securities and Exchange Commission. With limited capital available to us after an inability over the past 3 years to generate positive cash-flow in the IT services industry, we currently find ourselves unable to keep up with filing requirements in our ongoing attempt to become fully reporting with the SEC and thus achieve re-listing on the NASD Over-the-Counter Electronic Bulletin Board Exchange.

We previously filed a Form 8-K12g3 with the SEC based on a transaction with Amenity Zone, Inc. whereby we became the successor in interest to Amenity Zone's 1934 Exchange Act reporting status. Upon clearance of comments on such filing, we were going to file a Form 211 with the NASD to achieve re-listing on the NASD Over-the-Counter Electronic Bulletin Board Exchange. Amenity Zone never filed a Form 8-K or Form 15 to finalize the transaction and we never filed Form 3's for any of our officers, directors or shareholders holding 10% or more of our issued and outstanding shares due to the fact that both companies were awaiting clearance of comments on the Form 8- K12g3 filing by us. To date, we have not received such clearance and the SEC is requiring that we change our treatment of certain acquisitions and restate our financial statements before we can receive clearance of our Form 8-K12g3 filing.

We also announce that two of our three remaining directors, Mr. Nigel Kaufman and Mr. Joerg Zimmermann, are both leaving the Company in order to pursue other opportunities. We do not believe any of our ongoing business will prove viable in the near future. Our sole remaining board member, William H. Luckman, will be meeting with attorneys and advisors in order to determine our future action.


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Index to Exhibits

99.1     Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Eurosoft Corporation,
                                            a Florida corporation

DATED: April 17, 2001                       By: /S/ WILLIAM H. LUCKMAN
                                            ------------------------
                                                    William H. Luckman
                                                    Senior Vice President


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